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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 1, 2001

                               CIRRUS LOGIC, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                        0-17795                77-0024818
(State or Other Jurisdiction of        (Commission            (IRS Employer
Incorporation or Organization)         File Number)           Identification No.)


  4210 S. Industrial Drive, Austin, TX                            78744
 (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (512) 445-7222

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ITEM 5.    OTHER EVENTS.

         On October 1, 2001, Cirrus Logic, Inc. ("Cirrus Logic") issued a press release announcing guidance regarding its fiscal second quarter results, as well as an anticipated headcount reduction of 30% during the third quarter.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

99.1 Press Release relating to the financial results and headcount reduction dated October 1, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CIRRUS LOGIC, INC.


Date:  October 3, 2001                      By:   /s/ Stephanie Lucie
                                                -------------------------------
                                                  Name:  Stephanie Lucie
                                                  Title:  Vice President and
                                                            Assistant Secretary


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release relating to the financial results and headcount reduction dated October 1, 2001.